UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 28, 2004

PHOTON DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

California	000-27234	94-3007502
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5970 Optical Court

San Jose, California 95138-1400

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (408) 226-9900

17 Great Oaks Blvd.

San Jose, CA 95119

(Former Address, if Changed Since Last Report)

Item 12.	Results of Operations and Financial Condition.

On January 28, 2004, Photon Dynamics, Inc. issued a press release announcing preliminary results for the quarter ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Photon Dynamics, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless Photon Dynamics specifically states that it is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHOTON DYNAMICS, INC.

Dated:	January 28, 2004	By:	/s/ RICHARD OKUMOTO

Richard Okumoto Chief Financial Officer and Secretary

EXHIBIT INDEX

Number	Description

99.1	Press Release of Photon Dynamics, Inc. issued January 28, 2004, announcing preliminary results for the quarter ended December 31, 2003.